UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of our stockholders was held on May 12, 2020. The proxy statement and solicitation pertaining to this meeting were previously filed with the Commission on March 25, 2020. Shares eligible to vote were 233,364,817 at the record date of March 11, 2020.

The tabulation of votes for each proposal voted on by stockholders was as follows:

Proposal 1 - Election of Directors

Nominee	For	Against	Abstain	Broker Non-Vote
Mark S. Bartlett	176,112,517	1,841,437	208,273	28,361,434
Mary K. Bush	146,660,797	30,653,960	847,470	28,361,434
Dina Dublon	177,267,784	685,776	208,667	28,361,434
Dr. Freeman A. Hrabowski, III	177,055,323	911,203	195,701	28,361,434
Robert F. MacLellan	175,506,129	2,427,225	228,873	28,361,434
Olympia J. Snowe	176,720,493	1,273,544	168,190	28,361,434
Robert J. Stevens	177,218,950	722,008	221,269	28,361,434
William J. Stromberg	170,671,188	6,874,393	616,646	28,361,434
Richard R. Verma	177,282,233	679,174	200,820	28,361,434
Sandra S. Wijnberg	177,295,556	698,172	168,499	28,361,434
Alan D. Wilson	177,249,548	703,933	208,746	28,361,434

Proposal 2 - Advisory Vote on the Compensation Paid to Our Named Executive Officers

For	Against	Abstain	Broker Non-Vote
170,551,556	7,189,786	420,885	28,361,434

Proposal 3 - Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for 2020

For	Against	Abstain	Broker Non-Vote
202,862,175	3,483,205	178,281	—

Proposal 4 - Approve the 2020 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Vote
168,299,882	9,542,711	319,634	28,361,434

Proposal 5 - Stockholder proposal requesting the preparation of a report on voting by our funds and portfolios on matters related to climate change

For	Against	Abstain	Broker Non-Vote
25,070,286	149,954,367	3,137,574	28,361,434

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ Céline S. Dufétel
Céline S. Dufétel
Vice President, Chief Financial Officer and Treasurer
Date: May 13, 2020